Exhibit 10.66

MI 45-103 Section 3.1 & 5.1 74(2)(4) Securities Act $97,000 BC, Alta. U.S. Accredited Investor

SUBSCRIPTION AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AS OF THE _____ DAY OF SEPTEMBER, 2004 (the "Effective Date").

BETWEEN:

VOICE MOBILITY INTERNATIONAL, INC., a company incorporated pursuant to the laws of the State of Nevada with its principal place of business at 100-4190 Lougheed Highway, Burnaby, British Columbia, V5C 6A8

(the "Corporation")

AND:

THE PARTY NAMED AND SIGNING
AS PURCHASER ON SCHEDULE "A"

(the "Purchaser")

WHEREAS:

A. The Corporation wishes to raise up to Cdn. $1,500,000 (the "Financing");

B. The Purchaser wishes to subscribe for units of the Corporation, where each unit (a "Unit") consists of one common share (a "Unit Share") of the Corporation and one half of one non-transferable common share purchase warrant (a "Warrant") of the Corporation. One whole Warrant will entitle the holder to purchase one common share of the Corporation (a "Warrant Share") (the Units, Unit Shares, Warrants and Warrant Shares, are collectively the "Securities"); and

C. It is the intention of the parties to this agreement (the "Agreement") that this subscription will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the "Securities Rules") of all jurisdictions applicable to this subscription;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:

1. Representations and Warranties of the Purchaser

1.1 The Purchaser represents and warrants to the Corporation, and acknowledges that the Corporation is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable Securities Rules, that:

(a) the Purchaser is purchasing the Securities as principal for its own account and not for the benefit of any other person, or its own account and not for the benefit of any other person or is deemed to be acting as principal by virtue of it being:

(i) a trust corporation or insurer which is authorized to carry on business in British Columbia under the Financial Institutions Act (British Columbia) and which is acting as agent or trustee for accounts that are fully managed by it within the meaning of ss. 74(1)(a) of the Securities Act (British Columbia) (the "Act") and BCIN 45-701 issued by the British Columbia Securities Commission (the "Commission"); OR

(ii) a portfolio manager within the meaning of ss. 1(1) of the Act which is carrying on business in British Columbia and which is registered or exempt from registration under the Act and which is acting as agent for accounts that are fully managed by it within the meaning of ss. 74(1)(b) of the Act and BCIN 45-701; OR

(iii) a trust corporation, insurer or portfolio manager in Canada within the meaning of BCI 45-504 issued by the Commission which is acting, in the case of a trust corporation or insurer, as agent or trustee or, in the case of a portfolio manager in Canada, as agent, for accounts that are fully managed by it within the meaning of BCI 45-504 and BCIN 45-701;

and the Purchaser is also deemed to be acting as principal under the analogous provisions of any other Securities Rules having application;

(b) the Purchaser is:

(i) a director, senior officer (as that term is defined in the Securities Act (British Columbia) and set out in Schedule "B" to this Agreement), or "control person" (as that term is defined in the Securities Act (British Columbia) and set out in Schedule "B" to this Agreement) of the Corporation or of an "affiliate" (as that term is defined in Schedule "B") of the Corporation; OR

(ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer, or control person of the Corporation or of an affiliate of the Corporation; OR

(iii) a parent, grandparent, brother, sister or child of the spouse of a director, senior officer, or control person of the Corporation or of an affiliate of the Corporation; OR

(iv) a close personal friend of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation; OR

(v) a close business associate of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation; OR

(vi) a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation; OR

(vii) a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation; OR

(viii) a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subparagraphs (i) to (vii) above; OR

(ix) a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subparagraphs (i) to (vii) above; OR

(x) an "accredited investor" (as that term is defined in MI 45-103 and set out in Schedule "B" to this Agreement); OR

(xi) purchasing a sufficient number of Securities such that the aggregate acquisition cost to the Purchaser of such Securities is not less than Cdn.$97,000, and the Purchaser has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Securities is less than Cdn.$97,000;

(c) the Purchaser is an "Accredited Investor" as defined in Rule 501 of Regulation D under the U.S. Securities Act of 1933 (the "U.S. Securities Act") and has completed paragraph G of Schedule "A" or, the Purchaser is not an Accredited Investor within that meaning and as such the Purchaser was not offered the Securities in the United States and, at the time this Agreement was executed on behalf of the Purchaser, the Purchaser was outside the United States;

(d) if the Purchaser is resident of an "International Jurisdiction" (which means a country other than Canada or the United States) then:

(i) the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Rules of the International Jurisdiction which would apply to this subscription, if there are any;

(ii) the Purchaser is purchasing the Securities pursuant to Exemptions under the Securities Rules of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the applicable Securities Rules of the International Jurisdiction without the need to rely on Exemptions; and

(iii) the applicable Securities Rules do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

the Purchaser will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Corporation, acting reasonably;

(e) the Purchaser acknowledges that the Corporation is relying on the Exemptions in order to complete the trade and distribution of the Securities and the Purchaser is aware of the criteria of the Exemptions to be met by the Purchaser and the Purchaser meets those criteria;

(f) the Purchaser acknowledges that because this subscription is being made pursuant to the Exemptions:

(i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii) there is no government or other insurance covering the Securities;

(iii) there are risks associated with the purchase of the Securities;

(iv) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(v) the Purchaser is restricted from using certain of the civil remedies available under the applicable Securities Rules;

(vi) the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the applicable Securities Rules if the Exemptions were not being used;

(vii) the Corporation is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used; and

(viii) the Purchaser understands that the Exemptions release the Corporation from the requirements to provide the Purchaser with a prospectus and to sell Securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Securities pursuant to those Exemptions, certain protections, rights and remedies provided the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Purchaser;

(g) the Securities are not being subscribed for by the Purchaser as a result of any material information about the Corporation's affairs that has not been publicly disclosed;

(h) the offer and sale of these Securities was not accomplished by an advertisement and the Purchaser was not induced to purchase these Securities as a result of any advertisement made by the Corporation; and

(i) if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Corporation executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound.

1.2 The Corporation represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement, that:

(a) the Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it was incorporated, continued or amalgamated;

(b) the Corporation is a reporting issuer in British Columbia, Alberta, Ontario, Quebec and New Brunswick and the Corporation is not, to the best of its knowledge, in material default of any of the requirements of the applicable Securities Rules of those jurisdictions;

(c) the common shares of the Corporation are listed and posted for trading on The Toronto Stock Exchange (the "TSX) and, to the best of its knowledge, the Corporation is not in material default of any of the listing requirements of the TSX;

(d) upon their issuance, the Unit Shares will be validly issued and outstanding fully paid and non-assessable common shares of the Corporation registered as directed by the Purchaser, free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

(e) upon their issuances, the Warrants will be validly created, issued and outstanding warrants of the Corporation, registered as directed by the Purchaser, and, upon their issuance, the Warrant Shares issued on the exercise of the Warrants will be validly issued and outstanding fully paid and non-assessable common shares of the Corporation registered as directed by the Purchaser, and both will be free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

(f) the Corporation has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(g) to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Corporation or any indenture, mortgage, agreement, lease, license or other instrument or any kind whatsoever to which the Corporation is a party or by which it is bound, or any judgment or order of any kind whatsoever or any Court or administrative body of any kind whatsoever by which it is bound.

2. Subscription

2.1 The Purchaser hereby subscribes the subscription funds (the "Subscription Funds") for that number of Units, at a price of Cdn. $0.66 per Unit, as is set forth under "Subscription Amount" below. Each Unit consists of one Unit Share and one half of one Warrant. One whole Warrant will entitle the Purchaser to subscribe for one Warrant Share at a price of Cdn. $1.00 per Warrant Share at any time up to 5:00 p.m. local time in Vancouver, BC on the third anniversary of the Closing Date, subject to the right of call of the Corporation as set out in section 2.2 below.

2.2 The Corporation has the right on thirty (30) days written notice (the "Notice") to require the holders of the Warrants to exercise the Warrants so long as the closing price of the common shares of the Corporation on the TSX equals or exceeds Cdn. $2.25 per share for at least thirty consecutive trading days prior to the date of the Notice. The Warrants will terminate on the date that is 120 days from the date of the Notice in the event that the Purchaser does not exercise the Warrants.

2.3 On or before the 15th day of August, 2004, the Purchaser will deliver the Subscription Funds for the Securities subscribed for to the Corporation in the form of cash, solicitor's trust cheque, certified cheque, bank draft, money order delivered to the Corporation directly, or by wire transfer payable to "Voice Mobility International, Inc.", c/o HSBC Bank Canada, 1578 Marine Drive, West Vancouver, British Columbia V7V 1H8, Transit Number: 10510 (Account Number: 252885-001). If by wire transfer, please ensure that the wire instruction sheet contains the following statement: "Subscription Funds - [insert name of Purchaser] re: Voice Mobility International Inc., or the funds will be returned to the sender.". The Corporation may treat the Subscription Funds as a non-interest bearing loan and may use the Subscription Funds prior to this subscription being accepted by the Corporation.

2.4 The Corporation, may for any reason, at any time before it executes this Agreement, terminate this Financing, and, upon termination, the Corporation will return the Subscription Funds to the Purchaser without interest or deduction.

3. Covenants, Agreements and Acknowledgments

3.1 Concurrent with the execution of this Agreement, the Purchaser will:

(a) fully complete Schedule "A" to this Agreement and the Purchaser acknowledges that the Corporation is relying on the Exemptions in order to complete the trade and distribution of the Securities under the Exemptions and the Purchaser is aware of the criteria of the Exemptions to be met by the Purchaser including the representations contained in Schedule "A";

(b) fully complete and execute the TSX questionnaire appearing as Schedule "C" to this Agreement; and

(c) fully complete and execute the Selling Stockholder Questionnaire appearing as Schedule "D" to this Agreement.

3.2 The Purchaser acknowledges and agrees that the Unit Shares comprising the Units, the Warrants comprising the Units and any Warrant Shares acquired on the exercise of the Warrants will be subject to such trade restrictions as may be imposed by operation of applicable Securities Rules, and the certificates representing the Unit Shares, Warrants and any Warrant Shares acquired on the exercise of the Warrants will bear such legends as may be required by applicable Securities Rules and by the rules and policies of the TSX. The Purchaser further acknowledges and agrees that it is the Purchaser's obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Purchaser's obligation to comply with the trade restrictions except as provided for herein. In this regard, the Purchaser acknowledges that such trade restrictions provide that the Purchaser must hold and not sell, transfer or in any manner dispose (collectively, the "Disposition") of the Unit Shares, Warrants or any Warrant Shares acquired on the exercise of the Warrants in British Columbia prior to midnight on the four month anniversary of the Closing Date, unless the Purchaser has obtained the prior written consent of the TSX to the Disposition and unless the Disposition is made in accordance with all applicable Securities Rules. The Purchaser further acknowledges to the Corporation that this paragraph 3.2 constitutes sufficient notice of the applicable hold periods.

3.3 The Purchaser acknowledges that no securities commission has evaluated or endorsed the merits of these Securities and that the person selling these Securities has no duty to tell the Purchaser whether these Securities are a suitable investment. The Purchaser further acknowledges that it is investing in the Corporation entirely at its own risk and it may lose all of the Subscription Funds.

3.4 The Purchaser acknowledges that the Corporation will refuse, and has instructed its transfer agent to refuse, to register any transfers of the Securities including the Unit Shares, Warrants or Warrant Shares unless such transfer is made in accordance with regulations pursuant to, or registration under, applicable securities legislation (including the U.S. Securities Act) or pursuant to an available exemption from such registration.

3.5 The Purchaser acknowledges that the Corporation may pay to finders that introduce purchasers to the Corporation a finder's fee of 7.5% of the gross proceeds of the Financing, payable in cash or securities of the Corporation.

3.6 The Purchaser further understands that, while the Corporation has agreed to use its reasonable commercial efforts to file a Registration Statement in respect of the Purchaser's resale of the Unit Shares and the Warrant Shares, in compliance with the U.S. Securities Act with the United States Securities and Exchange Commission on or before November 30, 2004, there can be no assurance the Corporation will be able to do so. The Purchaser also understands that he, she or it will be required to furnish certain information about the Purchaser and the Purchaser's holdings of the Corporation's shares as part of the information that will be included in the Registration Statement. Accordingly, the Purchaser agrees to complete and execute the selling stockholder questionnaire attached as Schedule "D".

4. Regulatory Approval

4.1 Notwithstanding any other term of this Agreement, this Agreement and the subscription provided for hereunder are subject to the Corporation obtaining the approval of the TSX ("Regulatory Approval") by the 31st day of July 2004. In the event that Regulatory Approval is not obtained by this date, this Agreement will terminate and be of no further force and effect and the Subscription Funds will be returned to the Purchaser without interest or deduction.

5. Closing

5.1 The completion of the subscription contemplated under this Agreement shall occur on a date (the "Closing Date") chosen by the Corporation, but no later than the date prescribed by the TSX, subject to any extension approved by the TSX. On or before the Closing Date, the Corporation shall deliver to the Purchaser (as per the "Delivery Instructions" below), a certificate or certificates representing the Unit Shares and the Warrants comprising the Units. Upon doing so, the Corporation shall be entitled to retain the Subscription Funds as full payment for the Securities without any further instructions from, or notice to, the Purchaser.

6. General

6.1 For the purposes of this Agreement, time is of the essence.

6.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the execution of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

6.3 The Purchaser hereby authorizes the Corporation to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Purchaser and delivered to the Corporation with respect to this subscription.

6.4 This Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

6.5 This Agreement may not be assigned by either party hereto.

6.6 This Agreement may be signed by the parties in counterpart and by fax.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.

SIGNED, SEALED AND DELIVERED BY:
VOICE MOBILITY INTERNATIONAL, INC.

Per:

_____________________________
Authorized Signatory

SCHEDULE "A"

TO BE COMPLETED BY THE PURCHASER:

A. Subscription Amount.

Subscription: ________________ Units

Subscription Funds: Cdn. $____________

B. Name and Address The name and address (to establish the Purchaser's jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the Purchaser is as follows:

________________________________________
Name

________________________________________
Street Address

________________________________________

________________________________________
City, Province, Country, Postal Code

Email: __________________________________

Phone: ______________ Fax: ________________

C. Registration Instructions The name and address of the person in whose name the Purchaser's securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph B above, then insert "see B above"):

________________________________________
Name

________________________________________
Street Address

________________________________________

________________________________________
City, Province, Country, Postal Code

D. Delivery Instructions The name and address of the person to whom the certificates representing the Purchaser's securities referred to in paragraph B above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph B or C above, then insert "see B above" or "see C above", as the case may be):

________________________________________
Name

________________________________________
Street Address

________________________________________

________________________________________
City, Province, Country, Postal Code

E. Exemption Relied Upon. The Purchaser represents to the Corporation that the Purchaser is (tick one or more of the following boxes):
a director, senior officer* or control person* of the Corporation or of an Affiliate of the Corporation	☐
a spouse, parent, grandparent, brother, sister or child of a director, senior officer* or control person* of the Corporation or of an Affiliate of the Corporation, being _____________________________	☐
  a parent, grandparent, brother, sister or child of the spouse of a director, senior officer, or control person of the Corporation or of an affiliate of the Corporation, being _____________________________
☐
a close personal friend of a director, senior officer* or control person* of the Corporation or of an Affiliate of the Corporation , being _____________________________ (complete (1) below)	☐
a close business associate of a director, senior officer* or control person* of the Corporation or an Affiliate, being _____________________________ (complete (1) below)	☐
  a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation, being _____________________________
☐
a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation, being _____________________________	☐
  a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subparagraphs (i) to (vii) above, being _____________________________
☐
a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subparagraphs (i) to (vii) above, being _____________________________	☐
an accredited investor* (complete (2) below)	☐
undertaking a purchase of Cdn.$97,000 or more of Securities	☐
*See the definitions in Schedule "B" to this Agreement.

  (1) If you are a close personal friend or close business associate of a director, senior officer or control person of the Corporation, please indicate how long you have known the individual and describe the nature of your relationship, including how you are in a position to assess the capabilities and trustworthiness of the individual.

  (2) If you are an accredited investor, please describe how you qualify based on the definition in Schedule "B" to this Agreement.

  Paragraph _______________

  Description of Qualifications ______________________

  F. Relationship To Listed Corporation. State if the Purchaser is an "insider" of Voice Mobility International, Inc., being a director, officer or senior employee of Voice Mobility International, Inc. or of a subsidiary, or a shareholder holding not less than 10% of the current issued share capital of Voice Mobility International, Inc. prior to this purchase:

  No: ____Yes: ____

  Does the Purchaser own any securities of Voice Mobility International, Inc. at the date hereof, if so, give particulars. State the number of securities of Voice Mobility International, Inc. held by the Purchaser not including this purchase:

  No: ____ Yes: ___; if "Yes", then:

  ___________ common shares, warrants to acquire ___________ common shares, stock options to acquire ___________ common shares and convertible debentures convertible into _________ common shares and (if applicable, describe any other securities held) the following: ______________________________________________________________________________

  G. U.S. Exemptions - Accredited Investor. Please indicate each category of accredited investor that you, the purchaser, satisfy, by initialling on the appropriate line(s) below:
_____ Category 1.	A bank as defined in Section 3(a)(2) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; or
_____ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_____ Category 3.	A broker or dealer registered pursuant to Section 15 of the U.S. Exchange Act, as amended; or
_____ Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
_____ Category 5.	An investment company registered under the U.S. Investment Company Act of 1940; or
_____ Category 6.	A business development company as defined in Section 2(1)(48) of the U.S. Investment Company Act of 1940; or
_____ Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; or
_____ Category 8.

  A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or

_____ Category 9.

  An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are Accredited Investors; or

_____ Category 10.	A private business development company as defined in Section 202(a)(22) or the U.S. Investment Advisers Act of 1940; or
_____ Category 11.

  An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S.$5,000,000; or

_____ Category 12.	A director, executive officer or general partner of the Corporation.
_____ Category 13.	A natural person whose individual net worth(*), or joint net worth with that person's spouse, at the time of his purchase exceeds U.S.$1,000,000; or
_____ Category 14.

  A natural person who had an individual income(*) in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____ Category 15.

  A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described under the U.S. Securities Act Rule 506(b)(2)(ii); or

_____ Category 16.	An entity in which all of the equity owners are Accredited Investors.

  * For the purposes of this Agreement, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to the tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an Individual Retirement Account or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

  If Category 3 and/or 11 is marked, please indicate by marking an "X" in the appropriate space whether the Purchaser is a corporation that has a net worth on a consolidated basis according to its most recent audited financial statements of not less than U.S.$14,000,000.

  Yes__________________ No __________________

  If and only if the Purchaser has completed this paragraph F, then the Purchaser further acknowledges and agrees that:

  (a) purchasing, holding and disposing of the securities may have tax consequences under the laws of both Canada and the United States, the Purchasers are solely responsible for determining the tax consequences applicable to their particular circumstances and Purchasers should consult their tax advisors concerning investment in the Securities;

  (b) the Securities (and any underlying securities which those Securities are convertible into) are "restricted securities" within the meaning of the U.S. Securities Act (and applicable state securities laws) and may not be sold or transferred unless they are subsequently registered under the U.S. Securities Act or any exemption from such registration is available and the certificates representing the securities will bear a legend to reflect these restrictions; and

  (c) upon the original issuance of the Securities (and any underlying securities which those Securities are convertible into), and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Securities will bear a legend in substantially the following form:

  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (C) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER APPLICABLE EXEMPTION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA, AFTER THE EXPIRY OF ANY HOLD PERIOD IN CANADA. IF, AT ANY TIME THE COMPANY IS A "FOREIGN ISSUER" AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, THESE SECURITIES ARE BEING SOLD IN COMPLIANCE WITH RULE 904 OF REGULATION S, A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE GOOD DELIVERY, MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE COMPANY TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

  TO BE COMPLETED AND SIGNED BY THE PURCHASER:

  SIGNED, SEALED AND DELIVERED BY:

  _______________________________________

  Name of the "Purchaser" - use the name inserted in
  paragraph B above.

  Per:

  ______________________________________
  Signature of Purchaser

  ______________________________________
  Title (if applicable)

  SCHEDULE "B"

  DEFINITIONS

  "accredited investor" means:

  (a) a Canadian financial institution (as defined in National Instrument 14-101 Definitions), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

  (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

  (c) an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

  (d) a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

  (e) a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act Newfoundland and Labrador),

  (f) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

  (g) the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

  (h) a municipality, public board or commission in Canada,

  (i) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

  (j) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority of a jurisdiction of Canada,

  (k) an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn.$1,000,000,

  (l) an individual whose net income before taxes exceeded Cdn.$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded Cdn.$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

  (m) a person or company, other than a mutual fund or non-redeemable investment fund, that either alone or with a spouse, has net assets of at least Cdn.$5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

  (n) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

  (o) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

  (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading ad a trustee or agent on behalf of a fully managed account;

  (q) a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser

  (r) a registered charity under the Income Tax Act(Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded;

  (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

  (t) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

  "affiliate" shall mean the following:

  (a) one corporation is affiliated with another corporation if one of them is the subsidiary of the other, or both are subsidiaries of the same corporation, or each of them is controlled by the same person.

  (b) a corporation is a subsidiary of another corporation if:

  (i) it is controlled by

  (A) that other corporation,

  (B) that other corporation and one or more corporations, each of which is controlled by that other corporation, or

  (C) two or more corporations, each of which is controlled by that other corporation, or

  (ii) it is a subsidiary of a subsidiary of that other corporation.

  (c) For the purposes of subsections (a) and (b), a corporation is controlled by a person if:

  (i) shares of the corporation carrying more than 50% of the votes for the election of directors are held, other than by way of security only, by or for the benefit of that person, and

  (ii) the votes carried by the shares mentioned in paragraph (i) are sufficient, if exercised, to elect a majority of the directors of the corporation.

  "close business associate" and "close personal friend" means an individual who has had sufficient prior business dealings with the director, senior officer, founder or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person. A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close personal friend solely because the individual is a member of the same organization, association or religious group. An individual is not a close business associate or close personal friend solely because the individual is a client or former client. For example, an individual is not a close business associate or close personal friend of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant. The relationship between the purchaser and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer, founder or control person or a close personal friend of a close personal friend of a director, senior officer, founder or control person.

  "control person" means

  (a) a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the Corporation, or

  (b) each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Corporation, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Corporation.

  "designated securities" means

  (a) voting securities,

  (b) securities that are not debt securities and that carry a residual right to participate in the earnings of the Corporation or, on the liquidation or winding up of the Corporation, in its assets, or

  (c) securities convertible, directly or indirectly, into securities described in paragraph (a) or (b).

  "financial assets" means cash and securities.

  "related liabilities" means

  (a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

  (b) liabilities that are secured by financial assets.

  "senior officer" means

  (a) the chair or a vice chair of the board of directors, the president, a vice president, the secretary, the treasurer or the general manager of the Corporation,

  (b) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph (a), and

  (c) the 5 highest paid employees of the Corporation, including any individual referred to in paragraph (a) or (b) and excluding a commissioned salesperson who does not act in a managerial capacity.

  SCHEDULE "C"

  TORONTO STOCK EXCHANGE POLICIES AND FORMS

  PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

  To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

  QUESTIONNAIRE

  1. DESCRIPTION OF TRANSACTION

  (a) Name of Issuer of the Securities:

  Voice Mobility International, Inc.

  (b) Number and Class of Securities to be Purchased:

  ___________ units where each unit consists of one common share and one half of one non-transferable common share purchase warrant. One whole warrant will entitle the holder to purchase one common share for a period of three years from the closing date at a price of Cdn. $1.00 per share. The Issuer has the right on thirty (30) days written notice (the "Notice") to require the holders of the Warrants to exercise the Warrants so long as the closing price of the common shares of the Issuer on The Toronto Stock Exchange equals or exceeds Cdn. $2.25 per share for at least thirty consecutive trading days prior to the date of the Notice. The Warrants will terminate on the date that is 120 days from the date of the Notice in the event that the Purchaser does not exercise the Warrants.

  (c) Purchase Price: Cdn. $0.66 per unit.

  2. DETAILS OF PURCHASER

  (a) Name of Purchaser: ___________________________________

  (b) Address: __________________________________________

  ______________________________________________

  ______________________________________________

  (c) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser:

  _____________________________________________________________________________

  3. RELATIONSHIP TO ISSUER

  (a) Is the purchaser (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider:

  ______________________________________________________________________________

  (b) If the answer to (a) is "no", are the purchaser and the Issuer controlled by the same person or company? If so, give details:

  ______________________________________________________________________________

  4. DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

  Give details of all trading by the purchaser, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

  UNDERTAKING

  TO: THE TORONTO STOCK EXCHANGE

  The undersigned has subscribed for and agreed to purchase, as principal, the Securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

  The undersigned undertakes not to sell or otherwise dispose of any of the said Securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

  DATED at _______________________________, this _____ day of ___________ , 2004.

  ___________________________________________
  (Name of Purchaser - please print)

  ___________________________________________
  (Authorized Signature)

  ____________________________________________
  (Official capacity - please print)

  ____________________________________________
  (Please print name of individual whose signature
  appears above, if different from name of
  purchaser printed above)

  SCHEDULE "D"

  VOICE MOBILITY INTERNATIONAL, INC.

  SELLING STOCKHOLDER'S QUESTIONNAIRE

  Please furnish the following information for use in preparing and verifying the proposed Registration Statement on Form SB-3 (the "Registration Statement") to be filed by VOICE MOBILITY INTERNATIONAL INC. (the "Company") on your behalf with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). Please furnish the required information on the enclosed duplicate of this questionnaire, sign and date this form and return it to Harry Chan, Controller, Voice Mobility International, Inc. c/o 100-4190 Lougheed Highway, Burnaby, British Columbia, V5C 6A8. In addition, you should notify Mr. Chan immediately of any changes in the foregoing answers as a result of any developments or transactions occurring prior to the effective date of the Registration Statement.

  A Date.

  Fill in date: _____________, 2004

  B Name.

  Name or names must (Please printJ

  appear exactly as

  name or names appear ______________________________

  (or will appear)

  on stock certificate.

  C Address. (Please print)

  ______________________________

  ______________________________

  ______________________________

  D Stock Owned.

  1. Please state the number

  of shares of the Company's

  Common Stock beneficially

  owned (see Explanatory Note) by you as of this

  date: ______________________________

  2. Please state the number

  of shares of the Company's

  Common Stock issuable

  upon exercise of any presently

  exercisable stock options

  and warrants beneficially

  owned by you as of this

  date: ______________________________

  E Stock Offered for Sale.

  Please state the number

  of shares of the Company's

  Common Stock desired

  to be sold pursuant to the

  Registration Statement: ______________________________

  F Status.

  The undersigned is not acting in a fiduciary capacity or as a nominee in selling the shares of the Company's Common Stock except as indicated below:

  G Relationship with the Company:

  Please indicate the nature of any material relationship which you have had within the past three years with the Company, its predecessors or any of its affiliates (See Explanatory Note).

  H Restrictions on Common Stock.

  Except as indicated below, the shares of the Company's Common Stock offered are owned free of any restrictions, including, but not limited to, any proxies, liens, charges, security interests and encumbrances, with full rights and power to sell, assign, transfer, and deliver the shares.

  I Plan of Distribution.

  1. Please state whether the shares of the Company's Common Stock to be offered for your account pursuant to the Registration Statement are to be offered through underwriters (other than "deemed underwriters" as described in the "Plan of Distribution" section disclosed below). Note: The Company is not planning to engage underwriters; we are interested in determining whether you will engage underwriters for the sale of your shares.

  Answer: Yes No
  _____ _____
  [If the answer to question No. 1 is no, please skip to question No. 6.]

  2. Please state the principal underwriters and the respective amounts of Common Stock to be underwritten.

  3. Please state whether the underwriters are or will be committed to take and pay for all of the shares of the Company's Common Stock if any are taken, or whether it is merely an agency or the type of "best efforts" arrangement under which the underwriters are required to take and to pay for only such securities as they may sell to the public.

  4. Please describe the discounts and commissions to be allowed or paid to the underwriters, and all other items that would be deemed by the National Association of Securities Dealers to constitute underwriting compensation.

  5. Please describe any arrangement whereby any underwriter has the right to designate or nominate a member or members of the Board of Directors of the Company, and please disclose the identity of any director so designated or nominated, and indicate whether or not such person is a director, officer, partner, employee or affiliate of the underwriter.

  6. Please state whether the shares of the Company's Common Stock are to be offered through the Selling efforts of brokers or dealers that you have engaged for that purpose as of the date you complete this questionnaire.

  Answer: Yes No
  _____ _____
  [If the answer to question No. 6 is no, please skip to question No. 10.]

  7. Please describe the plan of distribution and the terms of any agreement, arrangement, or understanding entered into with broker(s) or dealer(s), including volume limitations on sales, parties to the agreement and conditions under which the agreement may be terminated. Additionally, please attach a copy of any such plan of distribution, agreement, arrangement or understanding.

  8. Please identify, if known to you, the broker(s) or dealer(s) which will participate in the offering and state the amount to be offered through each.

  9. State the discounts and commissions to be allowed or paid to dealers, including all cash, securities, contracts or other consideration to be received by any dealer in connection with the sale of the shares of the Company's Common Stock to be registered.

  10. Please state whether the shares of the Company's Common Stock to be registered will be offered for any consideration other than for cash.

  Answer: Yes No
  _____ _____
  [If the answer to question No. 10 is no, please skip to question No. 12.]

  11. If the answer to question No. 10 is yes, please describe the general purposes of the distribution, the basis on which the securities are to be offered, the amount of compensation and other expenses of distribution and by whom such compensation and expenses are to be borne.

  12. Do you have any plans to offer any of the shares of the Company's Common Stock on an exchange other than the Toronto Stock Exchange?

  Answer: Yes No
  _____ _____
  If yes, please indicate which exchange(s):

  13. Please review the "Plan of Distribution" substantially in the form as attached as Exhibit A hereto. Do you plan on disposing for your shares of the Company's Common Stock in an manner which is not covered by this description?

  Answer: Yes No

  _____ _____
  If yes, please indicate how:

  J Use of Finders.

  State whether you will be utilizing any finder in connection with the sale of the shares of the Company's Common Stock pursuant to the Registration Statement.

  Answer: Yes No
  _____ _____

  If yes, please describe, if applicable, the nature of any material relationship between such finder and the Company, its officers, directors, principal underwriter(s), (including where applicable, affiliates and associates thereof).

  K Status of Underwriter.

  The selling stockholder is aware that, in any public offering and sale of the shares of the Company's Common Stock to be offered pursuant to the Registration Statement, such stockholder and any brokers participating in such sales may be deemed to be underwriters within the meaning of the Securities Act.

  The answers to the foregoing questions are correctly stated to the best of the undersigned's knowledge, information and belief. The undersigned will promptly notify you of any change in the foregoing information which occurs prior to the Effective Date of the Registration Statement.

  Date: _______________, 2004

  STOCKHOLDER

  _______________________________
  Address: _______________________________
  _______________________________
  _______________________________
  Phone #: _______________________________

  EXPLANATORY NOTE

  "Beneficial Ownership"

  In relevant part, Rule 13d-3 under the Securities Exchange Act of 1934 provides that:

  (a) . . . a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

  (1) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

  (2) Investment power which includes the power to dispose, or to direct the disposition of, such security.

  (b) Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Act shall be deemed for purposes of such sections to be the beneficial owner of such security.

  (c) All securities of the same class beneficially owned by a person, regardless of the form which such beneficial ownership takes, shall be aggregated in calculating the number of shares beneficially owned by such person.

  (d) Notwithstanding the provisions of paragraphs (a) and (c) of this rule:

  (1)(i) A person shall be deemed to be the beneficial owner of a security subject to the provisions of paragraph (b) of this rule, if that person has the right to acquire beneficial ownership of such security . . . within sixty days, including but not limited to any right to acquire: (A) through the exercise of any option, warrant or right; (B) through the conversion of a security; (C) pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or (D) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

  Please note that under Rule 13d-3, the same security may be beneficially owned by more than one person. For example, if you hold shares as trustee or custodian for the benefit of your minor child, both you and your child would be deemed the beneficial owner of such shares. Please furnish sufficient details to cross-reference such overlapping ownership. If you report ownership of certain securities and yet expressly disclaim that you in fact own such securities beneficially, such disclaimer will be noted in the Registration Statement.

  "Affiliate"

  The SEC defines "affiliate" to mean "a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with [a specified person.]" For purposes of this questionnaire, you should assume that all executive officers, directors and major stockholders of the Company are included in the definition of "affiliate."

  EXHIBIT A

  PLAN OF DISTRIBUTION

  The Company is registering the Shares on behalf of the Selling Stockholders. As used herein, "Selling Stockholders" includes donees and pledgees or other successors in interest (including, without limitation, corporate or partnership distributees of the Selling Stockholders which are privately held corporations or partnerships) selling shares received from a named Selling Stockholder after the date of this prospectus. All costs, expenses and fees in connection with the registration of the Shares offered hereby will be borne by the Company. Brokerage commissions and similar selling expenses, if any, attributable to the sale of Shares will be borne by the Selling Stockholders. Sales of Shares may be effected by Selling Stockholders from time to time in one or more types of transactions (which may include block transactions) on the Toronto Stock Exchange, in negotiated transactions, through put or call options transactions relating to the Shares, through short sales of Shares, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The Selling Stockholders have advised the Company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinating broker acting in connection with the proposed sale of Shares by the Selling Stockholders.

  The Selling Stockholder may effect such transactions by selling Shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. Such broker-dealers may receive compensation in the form of discounts, concessions, or commissions from the Selling Stockholders and/or the purchasers of Shares for whom such broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

  The Selling Stockholders and any broker-dealers that act in connection with the sale of Shares might be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the Shares sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The Selling Stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the Shares against certain liabilities, including liabilities arising under the Securities Act.

  Because Selling Stockholders may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act, the Selling Stockholders will be subject to the prospectus delivery requirements of the Securities Act and the rules promulgated thereunder. The Selling Stockholders acknowledge that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

  Selling Stockholders also may resell all or a portion of the Shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of such Rule.

  Upon the Company being notified by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus and (vi) other facts material to the transaction. In addition, upon the Company being notified by a Selling Stockholder that a donee, pledgee, or other successor in interest (including, without limitation, a corporate or partnership distributee) intends to sell more than 500 shares, a supplement to the prospectus will be filed.